Exhibit (a)(23)


                               AB CAP FUND, INC.

                             ARTICLES SUPPLEMENTARY

            AB Cap Fund, Inc., a Maryland corporation (hereinafter called the "Corporation"), certifies that:

            FIRST: Under a power contained in Article FIFTH of the charter of the Corporation (the "Charter"), the Board of Directors of the Corporation hereby increases the aggregate number of shares of Common Stock that the Corporation has authority to issue by 8,000,000,000 shares, and, along with 38,000,000,000 existing unissued, unclassified shares of the Corporation, classifies and designates 46,000,000,000 unissued and unclassified shares of Common Stock of the Corporation as the following classes in the following series (each such series, a "Portfolio" and collectively, the "Portfolios"):


Name of Class of Series      Name of Series of Corporation                                         Number of Shares
-----------------------      -----------------------------                                         ----------------
Class T Common Stock         AB Small Cap Growth Portfolio                                         3,000,000,000
Class T Common Stock         AB Select US Long/Short Portfolio                                     3,000,000,000
Class T Common Stock         AB Small Cap Value Portfolio                                          1,000,000,000
Class T Common Stock         AB Concentrated Growth Fund                                           3,000,000,000
Class T Common Stock         AB Emerging Markets Multi-Asset Portfolio                             3,000,000,000
Class T Common Stock         AB All Market Income Portfolio                                        1,000,000,000
Class T Common Stock         AB International Strategic Core Portfolio                             1,000,000,000
Class T Common Stock         AB Select US Equity Portfolio                                         3,000,000,000
Class T Common Stock         AB Global Core Equity Portfolio                                       1,000,000,000
Class T Common Stock         AB Concentrated International Growth Portfolio                        1,000,000,000
Class T Common Stock         AB Emerging Markets Core Portfolio                                    3,000,000,000
Class T Common Stock         AB All Market Alternative Return Portfolio                            1,000,000,000
Class T Common Stock         AB Performance Fee Series - Emerging Markets Growth Portfolio         3,000,000,000
Class T Common Stock         AB Performance Fee Series - Large Cap Growth Portfolio                1,000,000,000
Class T Common Stock         AB Performance Fee Series - US Thematic Portfolio                     1,000,000,000
Class T Common Stock         AB Performance Fee Series - Core Opportunities Portfolio              1,000,000,000
Class T Common Stock         AB Performance Fee Series - International Strategic Core Portfolio    1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2010 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2015 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2020 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2025 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2030 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2035 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2040 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2045 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2050 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select 2055 Fund                                     1,000,000,000
Class T Common Stock         AB Multi-Manager Select Retirement Allocation Fund                    1,000,000,000
Class T Common Stock         AB Asia ex-Japan Portfolio                                            1,000,000,000
Class T Common Stock         AB Multi-Manager Alternative Strategies Fund                          3,000,000,000


            SECOND: The shares of the Class T Common Stock of a Portfolio, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

                  (1) The assets attributable to the Class A Common Stock, Class
            B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of a Portfolio shall be invested in the same investment portfolio of the Corporation.

                  (2) Shares of each of the Class A Common Stock, Class B Common
            Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of a Portfolio shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class of such Portfolio. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock of a Portfolio shall be in such amounts, which may vary among each Portfolio and their respective classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the Portfolios and their respective classes to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of a Portfolio among the various classes of the Portfolio shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

                  (3) Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock or Class 2 Common Stock of a Portfolio, as applicable, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class T Common Stock, Class 1 Common Stock and Class 2 Common Stock, respectively, of each of the Portfolios, as applicable, shall have
            (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the Portfolio and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

                  (4) At such times as may be determined by the Board of
            Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of a Portfolio may be automatically converted into shares of another class of stock of the Portfolio based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

            THIRD: A. Immediately before the increase in authorized Common Stock and classification of shares of Common Stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 592,000,000,000 shares, of which 38,000,000,000 are unissued, unclassified shares of the Corporation and 554,000,000,000 are shares of stock of all classes, the par value of each share of stock being $.0001, with an aggregate par value of $59,200,000, classified as follows:



                                                           AB Emerging         AB              AB               AB
                                            AB Market        Markets        All Market       Dynamic        Select US
                        AB Small Cap        Neutral        Multi-Asset        Growth        All Market        Equity
Name of Portfolio     Growth Portfolio   Strategy - U.S.    Portfolio        Portfolio      Plus Fund        Portfolio
-----------------     ----------------   ---------------    ---------        ---------      ---------        ---------
Class A
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class B
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class C
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Advisor Class
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
-------------

Class R
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class K
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class I
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class Z
Common Stock           3,000,000,000                                       3,000,000,000
------------

Class 1
Common Stock                                              3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------

Class 2
Common Stock                                              3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000
------------



                                                                            AB Performance
                                             AB          AB Multi-Manager    Fee Series -
                       AB Select US      Concentrated     Alternative         Emerging         AB Emerging     AB Mid Cap
                        Long/Short         Growth           Strategies      Markets Growth     Markets Core      Growth
Name of Portfolio       Portfolio           Fund               Fund            Portfolio        Portfolio       Portfolio
-----------------       ---------        -------------  -----------------   ---------------   --------------  -------------
Class A
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class B
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000
------------

Class C
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Advisor Class
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class R
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class K
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class I
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class Z
Common Stock                             3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class 1
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------

Class 2
Common Stock           3,000,000,000     3,000,000,000    3,000,000,000    3,000,000,000      3,000,000,000    3,000,000,000
------------


                                         AB
                                     Concentrated          AB
                   AB Small Cap      International      Long/Short          AB Global                           AB Multi-Manager
Name of               Value            Growth         Multi-Manager       Core Equity       AB All Market      Select Retirement
Portfolio           Portfolio         Portfolio         Portfolio           Portfolio      Income Portfolio     Allocation Fund
---------           ---------        -------------    ---------------     ------------    ------------------   -------------------
Class A
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class B
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class C
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Advisor Class
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class R
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class K
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class I
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class Z
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class 1
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------

Class 2
Common Stock        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000     1,000,000,000        1,000,000,000
------------




                    AB Multi-Manager   AB Multi-Manager   AB Multi-Manager    AB Multi-Manager   AB Multi-Manager   AB Multi-Manager
Name of Portfolio   Select 2010 Fund   Select 2015 Fund   Select 2020 Fund    Select 2025 Fund   Select 2030 Fund   Select 2035 Fund
-----------------   ----------------   ----------------   ----------------    ----------------   ----------------   ----------------
Class A
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class B
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class C
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Advisor Class
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class R
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class K
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class I
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class Z
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class 1
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class 2
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------


                                                                                                 AB All Market
                                                                                                 Alternative       AB International
                    AB Multi-Manager   AB Multi-Manager    AB Multi-Manager   AB Multi-Manager   Return            Strategic
Name of Portfolio   Select 2040 Fund   Select 2045 Fund    Select 2050 Fund   Select 2055 Fund   Portfolio         Core Portfolio
-----------------   ----------------   ----------------    ----------------   ----------------   --------------    -----------------
Class A
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class B
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class C
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Advisor Class
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class R
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class K
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class I
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class Z
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000

Class 1
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------

Class 2
Common Stock        1,000,000,000      1,000,000,000        1,000,000,000     1,000,000,000      1,000,000,000     1,000,000,000
------------



                                             AB
                                         Performance             AB                   AB                  AB
                                         Fee Series -        Performance        Performance Fee     Performance Fee
                                         International       Series - Core      Fee Series -        Series - US
                     AB Asia ex-Japan    Strategic Core      Opportunities      Large Cap           Thematic
Name of Portfolio    Equity Portfolio    Portfolio           Portfolio          Growth Portfolio    Portfolio
-----------------    ----------------    --------------      --------------     ----------------    ---------------
Class A
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class B
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class C
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Advisor Class
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class R
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class K
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class I
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class Z
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class 1
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class 2
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------



            B. Immediately after the increase in authorized Common Stock and classification of shares of Common Stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 600,000,000,000 shares, the par value of each share of stock being $.0001, with an aggregate par value of $60,000,000, classified as follows:


                                                               AB Emerging
                                              AB Market          Markets         AB All Market    AB Dynamic All    AB Select US
                         AB Small Cap          Neutral         Multi-Asset          Growth          Market Plus        Equity
Name of Portfolio      Growth Portfolio    Strategy - U.S.      Portfolio          Portfolio           Fund           Portfolio
------------------    -----------------    ---------------    -------------      --------------   ---------------   ---------------
Class A
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class B
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class C
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Advisor Class
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class R
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class K
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class I
Common Stock          3,000,000,000        3,000,000,000      3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class Z
Common Stock          3,000,000,000                                              3,000,000,000
------------

Class T
Common Stock          3,000,000,000                           3,000,000,000                                         3,000,000,000
------------

Class 1
Common Stock                                                  3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------

Class 2
Common Stock                                                  3,000,000,000      3,000,000,000    3,000,000,000     3,000,000,000
------------



                                                                                   AB
                                                                AB             Performance
                                           AB              Multi-Manager      Fee Series -
                      AB Select US     Concentrated         Alternative         Emerging         AB Emerging       AB Mid Cap
                       Long/Short        Growth             Strategies        Markets Growth     Markets Core        Growth
Name of Portfolio      Portfolio          Fund                Fund              Portfolio         Portfolio         Portfolio
-----------------     -------------    --------------      --------------     --------------     -------------     -------------
Class A
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class B
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000
------------

Class C
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Advisor Class
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class R
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class K
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class I
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class Z
Common Stock                           3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class T
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000
------------

Class 1
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------

Class 2
Common Stock          3,000,000,000    3,000,000,000       3,000,000,000      3,000,000,000      3,000,000,000     3,000,000,000
------------




                                        AB Concentrated
                                         International       AB Long/Short                        AB All Market    AB Multi-Manager
Name of               AB Small Cap          Growth          Multi-Manager     AB Global Core        Income        Select Retirement
Portfolio           Value Portfolio        Portfolio          Portfolio      Equity Portfolio      Portfolio       Allocation Fund
-------------      ----------------    ----------------    --------------   -----------------    -------------    ------------------
Class A
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class B
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class C
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Advisor Class
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class R
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class K
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class I
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class Z
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class T
Common Stock       1,000,000,000       1,000,000,000                        1,000,000,000        1,000,000,000    1,000,000,000
------------

Class 1
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------

Class 2
Common Stock       1,000,000,000       1,000,000,000       1,000,000,000    1,000,000,000        1,000,000,000    1,000,000,000
------------



                    AB Multi-Manager   AB Multi-Manager   AB Multi-Manager    AB Multi-Manager   AB Multi-Manager   AB Multi-Manager
Name of Portfolio   Select 2010 Fund   Select 2015 Fund   Select 2020 Fund    Select 2025 Fund   Select 2030 Fund   Select 2035 Fund
-----------------   ----------------   ----------------   ----------------    ----------------   ----------------   ----------------
Class A
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class B
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class C
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Advisor Class
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class R
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class K
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class I
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class Z
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class T
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class 1
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------

Class 2
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
------------




                                                                                                 AB All Market
                                                                                                 Alternative       AB International
                    AB Multi-Manager   AB Multi-Manager    AB Multi-Manager   AB Multi-Manager   Return            Strategic
Name of Portfolio   Select 2040 Fund   Select 2045 Fund    Select 2050 Fund   Select 2055 Fund   Portfolio         Core Portfolio
-----------------   ----------------   ----------------    ----------------   ----------------   --------------    -----------------
Class A
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class B
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class C
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Advisor Class
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class R
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class K
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class I
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class Z
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class T
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class 1
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------

Class 2
Common Stock        1,000,000,000      1,000,000,000      1,000,000,000       1,000,000,000      1,000,000,000     1,000,000,000
------------



                                             AB
                                         Performance              AB                  AB                  AB
                                         Fee Series -        Performance        Performance Fee     Performance Fee
                                         International       Series - Core      Fee Series -        Series - US
                     AB Asia ex-Japan    Strategic Core      Opportunities      Large Cap           Thematic
Name of Portfolio    Equity Portfolio    Portfolio           Portfolio          Growth Portfolio    Portfolio
-----------------    ----------------    --------------      --------------     ----------------    ---------------
Class A
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class B
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class C
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Advisor Class
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class R
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class K
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class I
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class Z
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class T
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class 1
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------

Class 2
Common Stock         1,000,000,000       1,000,000,000       1,000,000,000      1,000,000,000       1,000,000,000
------------



            FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

            FIFTH: The total number of shares of Common Stock that the Corporation has authority to issue has been increased by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

            SIXTH: The shares of Common Stock have been classified by the Corporation's Board of Directors under the authority contained in the Charter.

                          REMAINDER OF PAGE LEFT BLANK

IN WITNESS WHEREOF, AB Cap Fund, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 31st day of January, 2017. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

                                                AB CAP FUND, INC.

                                                By:
                                                    -------------------
                                                    Robert M. Keith
                                                    President


ATTEST:


-------------------------
Stephen J. Laffey
Assistant Secretary